SPECIMEN SPECIMEN

NUMBER

South Plains Financial, Inc.

SHARES

INCORPORATED UNDER THE LAWS OF THE STATE OF TEXAS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 83946P 10 7

COMMON STOCK

THIS CERTIFIES THAT:

SPECIMEN

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, $1.00 PAR VALUE PER SHARE, OF

**SOUTH PLAINS FINANCIAL, INC.**

transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Texas, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended.

This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED:
BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

SOUTH PLAINS FINANCIAL, INC. CORPORATE SEAL 1992 TEXAS

CHIEF RISK OFFICER AND SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

*The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:*

*TEN COM - as tenants in common*
*TEN ENT - as tenants by the entireties*
*JT TEN - as joint tenants with right of survivorship and not as tenants in common*

*UNIF GIFT MIN ACT - ....................Custodian....................*
*(Cust) (Minor)*
*under Uniform Gifts to Minors Act ....................................................*
*(State)*

***Additional abbreviations may also be used though not in the above list.***

*For Value Received,_________________________ hereby sell, assign and transfer unto*

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

______________________________________________________________________

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

______________________________________________________________________

______________________________________________________________________

______________________________________________________________________ *Shares*

*of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint*

______________________________________________________________________ *Attorney*

*to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.*

*Dated* ___________________________

**NOTICE:** THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

**Signature(s) Guaranteed**

**By** ____________________________________________

The Signature(s) must be guaranteed by an eligible guarantor institution (Banks, Stockbrokers, Savings and Loan Associations and Credit Unions with membership in an approved Signature Guarantee Medallion Program), pursuant to SEC Rule 17Ad-15.